UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 14, 2003


                                WELLCHOICE, INC.
             (Exact name of registrant as specified in its charter)




  Delaware                              001-31513          71-0901607
 (State or other jurisdiction of       (Commission       (I.R.S. Employer
  Incorporation or organization)       File Number)    Identification Number)


             11 West 42nd Street
             New York, New York                            10036
             (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800



                                 Not Applicable
             (Former name, former address and former fiscal year, if
                           changed since last report)



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
Item 7. Pro Forma Financial Information and Exhibits.

        (a) Not Applicable.
        (b) Not Applicable.
        (c) Exhibits.

         The following exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Regulation FD as described in Item 9:


        Exhibit No.                           Description
        -----------                           -----------

           99.1 Press release dated February 13, 2003, announcing financial results for the fourth quarter and year ended December 31, 2002.

           99.2 Additional information relating to WellChoice, Inc. membership and results of operations of each of its segments for the years ended December 31, 2002 and 2001.



Item 9.  Regulation FD Disclosure.

         On February 13, 2003, WellChoice, Inc., a Delaware corporation, announced its results for the fourth quarter and year ended December 31, 2002. The information is qualified in its entirety by reference to the press release issued by WellChoice, Inc. on February 13, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         WellChoice, Inc. is also furnishing as Exhibit 99.2, which is incorporated herein by reference, additional information relating to its membership and results of operations of each of its segments for the years ended December 31, 2002 and 2001.

         The financial and other information included in the Exhibits should be read in conjunction with the filings made by WellChoice, Inc. with the Securities and Exchange Commission, including the audited financial statements and notes thereto to be included in the 2002 Annual Report on Form 10-K when filed with the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2003           WELLCHOICE, INC.
                                  (Registrant)


                                  By: /s/ John Remshard
                                      ----------------------------------
                                      John Remshard
                                      Senior Vice President and
                                      Chief Financial Officer



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
                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------

99.1 Press release dated February 13, 2003, announcing financial results for the fourth quarter and year ended December 31, 2002.

99.2 Additional information relating to WellChoice, Inc. membership and results of operations of each of its segments for the years ended December 31, 2002 and 2001.






















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